Exhibit 99.1 Corporate Overview January 2021 1Exhibit 99.1 Corporate Overview January 2021 1

Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words anticipate , believe , could , estimate , expect , intend , may , plan , predict , project , will and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements are subject to risks and uncertainties including, among other things, the ongoing economic and social consequences of the COVID-19 pandemic, including any adverse impact on the commercial launch of ANJESO® or disruption in supply chain, our ability to maintain regulatory approval for ANJESO®, our ability to successfully commercialize ANJESO®; the extent to which government reimbursement for ANJESO remains available at adequate levels and the impact of any changes in government reimbursement on our pricing of ANJESO; the acceptance of ANJESO® by the medical community, including physicians, patients, health care providers and hospital formularies; our ability and that of our third party manufacturers to successfully scale-up our commercial manufacturing process for ANJESO®, our ability to produce commercial supply in quantities and quality sufficient to satisfy market demand for ANJESO®, our ability to raise future financing for continued product development, payment of milestones, required debt payments and ANJESO® commercialization, our ability to manage costs and execute on our operational and budget plans, the accuracy of our estimates of the potential market for ANJESO®, our ability to achieve our financial goals, our ability to operate under increased leverage; and our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation is intended to be non-promotional and for investor discussion purposes only. 2 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.comForward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words anticipate , believe , could , estimate , expect , intend , may , plan , predict , project , will and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements are subject to risks and uncertainties including, among other things, the ongoing economic and social consequences of the COVID-19 pandemic, including any adverse impact on the commercial launch of ANJESO® or disruption in supply chain, our ability to maintain regulatory approval for ANJESO®, our ability to successfully commercialize ANJESO®; the extent to which government reimbursement for ANJESO remains available at adequate levels and the impact of any changes in government reimbursement on our pricing of ANJESO; the acceptance of ANJESO® by the medical community, including physicians, patients, health care providers and hospital formularies; our ability and that of our third party manufacturers to successfully scale-up our commercial manufacturing process for ANJESO®, our ability to produce commercial supply in quantities and quality sufficient to satisfy market demand for ANJESO®, our ability to raise future financing for continued product development, payment of milestones, required debt payments and ANJESO® commercialization, our ability to manage costs and execute on our operational and budget plans, the accuracy of our estimates of the potential market for ANJESO®, our ability to achieve our financial goals, our ability to operate under increased leverage; and our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation is intended to be non-promotional and for investor discussion purposes only. 2 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Company Highlights • ANJESO® (meloxicam) injection* – Product launched June 2020 – Approved February 20, 2020 for use in adults for the management of moderate-to- severe pain, alone or in combination with non-NSAID analgesics – Significant Potential Commercial Opportunity • Additional pipeline candidates in clinical stage development for acute care settings • Baudax Financial position – $50 million credit facility secured in May 2020; $10 million drawn in Q2 2020 – Cash as of 09/30/20 : $24.6 Million – Q4 equity transactions raised $22 Million • Experienced management team with significant commercial, development, and regulatory experience * Limitation of Use: Because of delayed onset of analgesia, ANJESO® alone is not recommended for use when rapid onset of analgesia  is required.  3 Please see Important Safety Information including BOXED WARNING at the end of presentation.   Full Prescribing Information at www.ANJESO.comCompany Highlights • ANJESO® (meloxicam) injection* – Product launched June 2020 – Approved February 20, 2020 for use in adults for the management of moderate-to- severe pain, alone or in combination with non-NSAID analgesics – Significant Potential Commercial Opportunity • Additional pipeline candidates in clinical stage development for acute care settings • Baudax Financial position – $50 million credit facility secured in May 2020; $10 million drawn in Q2 2020 – Cash as of 09/30/20 : $24.6 Million – Q4 equity transactions raised $22 Million • Experienced management team with significant commercial, development, and regulatory experience * Limitation of Use: Because of delayed onset of analgesia, ANJESO® alone is not recommended for use when rapid onset of analgesia is required. 3 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Experienced Commercial Management & Launch Leadership Team Gerri Henwood – President and CEO Founded Recro Pharma (REPH), Auxilium Pharmaceuticals (AUXL – NASDAQ then Endo) and IBAH (NASDAQ then Omnicare); GSK Ryan Lake – Chief Financial Officer 20 years financial leadership experience – Recro (REPH), Aspire Bariatrics, DSM (DSM.AS) - DSM Biomedical, Kensey Nash (KNSY) John Harlow – EVP and Chief Commercial Officer Over 20 years commercial launch and leadership experience – Recro, Novartis, Alpharma/King/Pfizer, Endo, Shionogi, Janssen Greg Gangemi – Vice President, Sales, Trade & Market Access Over 25 years of industry, launch and operations experience – Recro, Sepracor/Sunovion, Cubist, Ferring and Ocular Therapeutix Janeese Carter – Senior Director, Marketing Over 15 years of marketing, market research, new business strategy, and sales – Recro Pharma, CSL Behring, Pfizer/Wyeth Paul Baddeley – Senior Director, Commercial Operations 20 years of industry and consulting experience in commercial operations & analytics – Recro, Collegium, IMS Health, Endo 4Experienced Commercial Management & Launch Leadership Team Gerri Henwood – President and CEO Founded Recro Pharma (REPH), Auxilium Pharmaceuticals (AUXL – NASDAQ then Endo) and IBAH (NASDAQ then Omnicare); GSK Ryan Lake – Chief Financial Officer 20 years financial leadership experience – Recro (REPH), Aspire Bariatrics, DSM (DSM.AS) - DSM Biomedical, Kensey Nash (KNSY) John Harlow – EVP and Chief Commercial Officer Over 20 years commercial launch and leadership experience – Recro, Novartis, Alpharma/King/Pfizer, Endo, Shionogi, Janssen Greg Gangemi – Vice President, Sales, Trade & Market Access Over 25 years of industry, launch and operations experience – Recro, Sepracor/Sunovion, Cubist, Ferring and Ocular Therapeutix Janeese Carter – Senior Director, Marketing Over 15 years of marketing, market research, new business strategy, and sales – Recro Pharma, CSL Behring, Pfizer/Wyeth Paul Baddeley – Senior Director, Commercial Operations 20 years of industry and consulting experience in commercial operations & analytics – Recro, Collegium, IMS Health, Endo 4

Commercial Opportunity 5Commercial Opportunity 5

ANJESO® (meloxicam) injection Overview

- Proprietary non-opioid, long-acting IV form
  - Incorporates Alkermes' NanoCrystal® technology
- Once daily, long-acting, preferential COX-2 inhibitor for moderate to severe acute pain
- Commercial Launch Underway
  - Receipt of permanent J-code effective October 1, 2020; replaces the previously issued C-code that became effective July 1, 2020
  - Signed contracts with a top 3 IDN and GPOs; others in-process
- Orange Book Listed patents run until 2030

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

6

ANJESO® (meloxicam) Injection: The First and Only Once-Daily IV Analgesic

Up to 24-hour pain relief

Efficacy in orthopedic & soft tissue procedures

Demonstrated Safety & Tolerability

Evaluated in more than 1500 patients[1]

COX-2 Preferential IV NSAID*

That can be incorporated into MMA protocols

Once-daily IV push

Ready-to-use, no reconstitution or refrigeration

1. Data on file. Baudax Bio, Inc. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways.
COX-1 = cyclooxygenase 1; COX-2 = cyclooxygenase 2; IV = intravenous; NSAID = nonsteroidal anti-inflammatory drug; MMA = multimodal analgesia

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

7

ANJESO® Evaluated in Three Phase 3 Studies

Study Population[a]	ANJESO 30 mg	Placebo	Primary Endpoint	Outcome
Bunionectomy[1]	n=100	n=101	SPID48*	31% greater pain reduction vs placebo (p=0.0034)
Abdominoplasty[2]	n=110	n=109	SPID24*	17% greater pain reduction vs placebo (p=0.0145)
Safety study; multiple hard & soft tissue procedures[3]	n=538	n=183	Safety, including number of patients with adverse events up to 28 days after dosing	Adverse Events comparable to placebo

*SPID (Sum of Pain Intensity Differences) is calculated by the sum of the difference between current pain and baseline pain at each post-dose time point. SPID48 = summed pain intensity difference from 0-48 hours, SPID24 = summed pain intensity difference from 0-24 hours. [a]All studies completed with efficacy, safety and opioid reduction data.

1. Pollak RA et al. Clin J Pain. 2018;34(10):918-926. 2. Singla N et al. Plast Reconstr Surg Glob Open. 2018;6:e1846. 3. Bergese SD et al. Clin Pharmacol Drug Dev. 2019;8(8) 1062-1072.

Baudax BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

8

ANJESO® Adverse Events Across All Phase 3 Studies Adverse Reactions in Placebo‐Controlled Phase 3  ANJESO 30 mg Placebo Clinical Trials occurring in ≥2% of Patients Treated  (n=748) (n=393) with ANJESO® and at a greater frequency than  Placebo  % (n) % (n) Constipation 57 (7.6%) 24 (6.1%) Gamma‐Glutamyl Transferase Increased 21 (2.8%) 6 (1.5%) ANJESO (n=748) Anemia 18 (2.4%) 4 (1.0%) Source: ANJESO Prescribing Information 9 Please see Important Safety Information including BOXED WARNING at the end of presentation.   Full Prescribing Information at www.ANJESO.comANJESO® Adverse Events Across All Phase 3 Studies Adverse Reactions in Placebo‐Controlled Phase 3 ANJESO 30 mg Placebo Clinical Trials occurring in ≥2% of Patients Treated (n=748) (n=393) with ANJESO® and at a greater frequency than Placebo % (n) % (n) Constipation 57 (7.6%) 24 (6.1%) Gamma‐Glutamyl Transferase Increased 21 (2.8%) 6 (1.5%) ANJESO (n=748) Anemia 18 (2.4%) 4 (1.0%) Source: ANJESO Prescribing Information 9 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Two Phase 3b Health Economic Studies Completed with Preoperative Administration of ANJESO®

Study Population[1]	ANJESO® 30 mg	Placebo	Primary Endpoint	Selection of Secondary Endpoints	Selection of Results[2]
Total Knee Arthroplasty (TKA)	n=93	n=88	Evaluate efficacy of preoperative* administration measured by total opioid consumption	Evaluate impact on pain control and healthcare resource utilization	Preoperative administration of ANJESO as part of a MMA regimen was associated with lower total mean hospital costs >$2,500 during the hospital stay than patients in the placebo group
Bowel Resection Surgery	n=27	n=28	Evaluate safety and tolerability of preoperative* administration	Evaluate impact on hospital LOS, opioid consumption and healthcare resource utilization	Preoperative administration of ANJESO as part of a MMA regimen was well tolerated and decreased mean LOS by 1.1 days (3.6 vs 4.7 days)

*Preoperative dosing = ANJESO 30mg was administered prior to surgical incision (TKA) or 30 minutes prior to the start of surgery (bowel resection), then once-daily while in hospital until discharge or IV analgesic was no longer appropriate. 1. Studies completed with efficacy, safety, opioid reduction and healthcare resource utilization measures. 2. Data on file. Baudax Bio, Inc. Abstracts and publications pending. MMA = multimodal analgesia; LOS = length of stay

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

10

ANJESO® (meloxicam) Injection:
The First and Only Once-Daily IV Analgesic


Anjeso

Dosing and Administration Highlights

- Once-daily, IV bolus injection push over 15 seconds
  - Administered as a 30-mg (1 mL)
  - Available as a small* (2 mL) single dose vial
- Ready-to-use
  - No reconstitution required
  - Room temperature storage - no need to refrigerate

When initiating ANJESO, monitor patient analgesic response. Because the median time to meaningful pain relief was 2 and 3 hours after ANJESO administration in two clinical studies, a non-NSAID analgesic with a rapid onset of effect may be needed, for example, upon anesthetic emergence or resolution of local or regional anesthetic blocks.

Some patients may not experience adequate analgesia for the entire 24-hour dosing interval and may require administration of a short-acting, non-NSAID, immediate-release analgesic.

Source: ANJESO Prescribing Information.
*Vial size approximately 16 X 34.5 mm

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

11

Commercial Launch 12Commercial Launch 12

Large Opportunity Waiting For Non-Opioid Solutions: Market Can Be Targeted Efficiently & Effectively

	HOSPITAL INPATIENT	HOPD	ASC	TOTAL
ADDRESSABLE PROCEDURES*	11m	9m	2.2m	~22m Procedures
CORE TARGET PROCEDURES	Orthopedic (Hip/Knee, Spine, other) General Surgery Colorectal			
TARGETED PROCEDURES	3.4m	6.9m	1.0m	~11.3m Procedures
TARGETED ACCOUNTS	~1,450 HOSPITALS		~550 ASCs	~2,000 Accounts

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

Baudax BIO
Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com
13

Executing an Efficient Launch

Solid Foundation → Efficient Launch

Surgical claims data identified ~2,000 accounts that cover 80% of the market

Current field team focused on prioritized accounts (~300) during launch period


Total Accounts:
1450 Hospitals & 550 ASCs
Later Targets:
800 – 1000 Accounts
High Priority Targets:
~200 Hospitals &
~100 ASCs

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

Baudax Bio
Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com
14

ANJESO® Stated Shares in Market Surveys Remain Consistently Positive

Approximately 65% of MDs surveyed believe they would likely use ANJESO with stated procedure shares ranging from 39-52%


Anticipated Change in Share in PACU Setting
% of Surgeries[1]
Oral Opioids
-6%
Fentanyl
-6%
IV Opioids
-13%
IV Ketorolac
-7%
IV Ibuprofen
-1%
IV Acetaminophen
-3%
Local Injections
0%
ANJESO
26%


ANJESO Stated Share by Procedure Type – % of Patients[2]
Knee & Shoulder Arthroscopy
46%
Total Hip Replacement
45%
Total Knee Replacement
47%
Other Orthopedic Procedures
40%
Hernia Repair
52%
Laproscopic Cholesysectomy
48%
Soft Tissue Procedures
39%
Bowel Resection and Other Colorectal Procedures
44%

*Product profile in surveys was fair balanced, based on clinical data and similar to final label. Stated shares do not account for possible access restrictions (i.e. special order, quantity limits, specific procedural prescribing, limitations by site of care, etc.) 1. December 2017 – Blinded, Third Party Market Research, n=462. 2. January 2020 – Blinded, Third Party Market Research, n=400. PACU = Post-Anesthesia Care Unit

Baudax BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

15

Early Progress Promising on Pull Through Opportunities

WHOLESALERS

ANJESO STOCKED IN MAJOR WHOLESALERS

- Wholesaler and Specialty Distributors agreements in place with sufficient launch inventory in forward distribution centers

GOVERNMENT FILINGS

SECURING ACCESS TO GOV'T PROGAMS

- Pass through status & C-code effective 7/1/2020
- CMS granted permanent J-code (HCPCS) became effective 10/1/2020
- VHA Interim and FSS contracts in place providing access to VA/DOD, Tricare, Medicare, FSS and 340b

GPOs

95% OF HOSPITALS ARE GPO MEMBERS

- Two GPO agreements signed and effective in July and August
- Additional major GPO agreement expected to be executed in Q1 '21

STRATEGIC CUSTOMERS

KEY CUSTOMERS HAVE INTEREST

- Large national agreement went effective in summer and sales team focused on regional pull-through process in spite of COVID-19
- Team focused on driving awareness and early usage at targeted accounts

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

16

Commercial Launch Progress & 1H 2021 Plan

Vial Use Growing Quarterly

- ✓ Through 12/28, Q4'2020 vials sold surpassed Q3'20 by ~30% with some sales channels pending
- ✓ On Formulary at 67+ accounts with some critical reviews upcoming in Q1'2021
- ✓ In market surveys, more than 1 in 3 MDs suggest increase utilization in next 3-6 mos.

Market Research Validates Positive Customer Feedback

- ✓ Market research (n = 170) reports ANJESO liked by users and lack of awareness main barrier
- ✓ Despite lower level of familiarity, HCPs noted many sales messages to be highly compelling
- ✓ Non-usage reported to be driven by low awareness; non-users impressed by clinical profile after reviewing it

Solving for Low Awareness In A Cost-Efficient Way

- ✓ Field focused on top drivers of ANJESO Increase: Inclusion within Formulary, Adoption into order sets & expanding usage within targeted accounts
- ✓ Small field force will be supplemented with Telesales team, territory advisors (med device consultants) & hyper-targeted NPP

BAUDAX BIO

* Q3'20 was first quarter of full commercial launch. NPP = non-personal promotion

17

End-Customer Units Continue to Increase

Q4'20 vials outpacing Q3

- On formulary at 67+ accounts with the number of upcoming P&T reviews significantly increasing
- Approximately 140 total customers
- Average order size and average units purchased per account continue to increase month over month

Strong traction in current customer base, based on sales data

- Approximately 62% of accounts with 3+ units have re-ordered
- # of accounts re-ordering grew by ~44% from Oct to Nov
- Units purchased per account has nearly tripled from Q2* to Q4 to date

Continued growth in hospital sales

- Approximately 60% of Q4 to date unit sales were to Hospitals and ~56% of unit sales launch-to-date are to Hospitals
- Nearly two-thirds of upcoming P&T reviews are at hospitals
- Closely monitory postponement of elective surgeries and impact to P&T reviews and pull-through

2020 Quarterly Units Sold



1,600
1,400
1,200
1,000
800
600
400
200
0
390
1,114
1,440
Q2
Q3*
Q4 - Through 12/28

Source: Baudax Bio Sales Data through 12/28/20 with some sales channels pending

Baudax Bio

* Q3'20 was first quarter of full commercial launch. Source: Baudax Bio End-Customer Sales Data through 12/28/2020

18

Field Engaging Customers In-Person & Virtually with Comprehensive Resources



Go With ANJESO

- Core Visual Aid
- Promotional Leave Behind
- Rep Inservice Deck
- Tabletop Panels
- Baudax Bio Brochure



Detail Aids & Collateral
Publication Resources
Market Access/ Reimbursement
Speaker Program

- Phase 3 Publication Flashcard
- Phase 3 Abdominoplasty Reprint
- Phase 3 Bunionectomy Reprint
- Phase 3 Safety Study Reprint
- Pharmacoeconomic Materials



Phase 3 Publications



- Site specific billing resources
- Comprehensive Billing Guides
- NDC Announcements
- HUB flashcard
- Coverage Announcements
- Commercial Claim Forms

- Virtual and In-Personal Speaker Programs



Introducing Non-Opioid ANJESO

Baudax Bio
Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com
19

Market Research Indicates Awareness is Impacting Usage; Reports that Non-Users Respond Favorably After Learning More Use Of ANJESO Is Driven By A Few Key Principles:   1 Awareness Level, Perception of Cost vs. Value and Strong Efficacy Benefits COVID‐19 has Significantly Disrupted Hospital‐related Processes for New  2 Product Adoption Driving ANJESO Utilization Relies on Increasing Awareness Among Targets and  3 the Broader Medical Community 20 Source:  Baudax Bio ANJESO User / Non‐User Final Report; November 2020; n = 20Market Research Indicates Awareness is Impacting Usage; Reports that Non-Users Respond Favorably After Learning More Use Of ANJESO Is Driven By A Few Key Principles: 1 Awareness Level, Perception of Cost vs. Value and Strong Efficacy Benefits COVID‐19 has Significantly Disrupted Hospital‐related Processes for New 2 Product Adoption Driving ANJESO Utilization Relies on Increasing Awareness Among Targets and 3 the Broader Medical Community 20 Source: Baudax Bio ANJESO User / Non‐User Final Report; November 2020; n = 20

ATU (Awareness, Trial & Usage) Market Research Reports: Messaging Rated Highly Compelling & Future Utilization Encouraging

Key ANJESO® Messaging

Messages related to duration of effect & safety were seen to be highly compelling

% of MDs selecting messages as highly compelling

Message	%
ANJESO demonstrated up to 24-hours of pain relief….	64%
ANJESO is the first and only once-daily IV analgesic	60%
Safety was demonstrated in more than 1400 surgical patients ….	55%

Future ANJESO Utilization

More than 1 in 3 MDs suggest increase utilization of ANJESO in next 3-6 mos.

Top 3 Drivers of ANJESO Increase

- *Inclusion within Formulary*
- *Strong efficacy/safety vs. alternatives*
- *Adoption of MMA protocols*

Baudax Bio | Source: Baudax Bio ANJESO Launch ATU Wave 1 Initial Findings; December 2020; n = 150

21

2021 ANJESO® Strategic Imperatives Facilitate pull through at accounts which have  ANJESO on formulary Maintain Focus On Building Advocates Accelerate Formulary Adoption &  Gain New Accounts 222021 ANJESO® Strategic Imperatives Facilitate pull through at accounts which have ANJESO on formulary Maintain Focus On Building Advocates Accelerate Formulary Adoption & Gain New Accounts 22

Cost-Effective & Innovative Personal Promotion Approach Tele Sales: Extend Tele Sales: Extend Ortho Reach Hospital Reach Deployed virtual reps in December for Deploying virtual Ortho reps with outreach to those hospital customers not experience in this category in January 7 currently targeted by field sales 2021 to expand reach in Orthopedics Territory Advisors Accelerate Access 15 Surgical & Medical Device Baudax Field Teams Consultants engaged to Current customer facing team accelerate access and uptake 30 focused on developing advocacy, with targeted customers and P&T submissions and pull through accounts with core customers and accounts 23Cost-Effective & Innovative Personal Promotion Approach Tele Sales: Extend Tele Sales: Extend Ortho Reach Hospital Reach Deployed virtual reps in December for Deploying virtual Ortho reps with outreach to those hospital customers not experience in this category in January 7 currently targeted by field sales 2021 to expand reach in Orthopedics Territory Advisors Accelerate Access 15 Surgical & Medical Device Baudax Field Teams Consultants engaged to Current customer facing team accelerate access and uptake 30 focused on developing advocacy, with targeted customers and P&T submissions and pull through accounts with core customers and accounts 23

ANJESO® (meloxicam) Injection:
The First and Only Once-Daily IV Analgesic

Up to 24-hour pain relief	Demonstrated Safety & Tolerability	COX-2 Preferential IV NSAID*	Once-daily IV push
24 HOURS			
Efficacy in orthopedic & soft tissue procedures	Evaluated in more than 1500 patients[1]	That can be incorporated into MMA protocols	Ready-to-use, no reconstitution or refrigeration

1. Data on file. Baudax Bio, Inc. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways.
COX-1 = cyclooxygenase 1; COX-2 = cyclooxygenase 2; IV = intravenous; NSAID = nonsteroidal anti-inflammatory drug; MMA = multimodal analgesia

Baudax Bio
24
Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

Company Highlights • ANJESO® (meloxicam) injection* – Product launched June 2020 – Approved February 20, 2020 for use in adults for the management of moderate-to- severe pain, alone or in combination with non-NSAID analgesics – Significant Potential Commercial Opportunity • Additional pipeline candidates in clinical stage development for acute care settings • Baudax Financial position – $50 million credit facility secured in May 2020; $10 million drawn in Q2 2020 – Cash as of 09/30/20 : $24.6 Million – Q4 equity transactions raised $22 Million • Experienced management team with significant commercial, development, and regulatory experience * Limitation of Use: Because of delayed onset of analgesia, ANJESO® alone is not recommended for use when rapid onset of analgesia  is required.  25 Please see Important Safety Information including BOXED WARNING at the end of presentation.   Full Prescribing Information at www.ANJESO.comCompany Highlights • ANJESO® (meloxicam) injection* – Product launched June 2020 – Approved February 20, 2020 for use in adults for the management of moderate-to- severe pain, alone or in combination with non-NSAID analgesics – Significant Potential Commercial Opportunity • Additional pipeline candidates in clinical stage development for acute care settings • Baudax Financial position – $50 million credit facility secured in May 2020; $10 million drawn in Q2 2020 – Cash as of 09/30/20 : $24.6 Million – Q4 equity transactions raised $22 Million • Experienced management team with significant commercial, development, and regulatory experience * Limitation of Use: Because of delayed onset of analgesia, ANJESO® alone is not recommended for use when rapid onset of analgesia is required. 25 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Important Safety Information 26Important Safety Information 26

Indication and Boxed Warning INDICATION ANJESO is indicated for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics. Limitation of Use: Because of delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required. IMPORTANT SAFETY INFORMATION WARNING: RISK OF SERIOUS CARDIOVASCULAR AND GASTROINTESTINAL EVENTS Cardiovascular Risk • Non‐steroidal anti‐inflammatory drugs (NSAIDs) cause an increased risk of serious cardiovascular thrombotic events, including myocardial infarction and  stroke, which can be fatal. This risk may occur early in treatment and may increase with duration of use. • ANJESO is contraindicated in the setting of coronary artery bypass graft (CABG) surgery. Gastrointestinal Risk • NSAIDs cause an increased risk of serious gastrointestinal (GI) adverse events including bleeding, ulceration, and perforation of the stomach or  intestines, which can be fatal. These events can occur at any time during use and without warning symptoms. Elderly patients and patients with a prior  history of peptic ulcer disease and/or GI bleeding are at greater risk for serious GI events. 27Indication and Boxed Warning INDICATION ANJESO is indicated for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics. Limitation of Use: Because of delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required. IMPORTANT SAFETY INFORMATION WARNING: RISK OF SERIOUS CARDIOVASCULAR AND GASTROINTESTINAL EVENTS Cardiovascular Risk • Non‐steroidal anti‐inflammatory drugs (NSAIDs) cause an increased risk of serious cardiovascular thrombotic events, including myocardial infarction and stroke, which can be fatal. This risk may occur early in treatment and may increase with duration of use. • ANJESO is contraindicated in the setting of coronary artery bypass graft (CABG) surgery. Gastrointestinal Risk • NSAIDs cause an increased risk of serious gastrointestinal (GI) adverse events including bleeding, ulceration, and perforation of the stomach or intestines, which can be fatal. These events can occur at any time during use and without warning symptoms. Elderly patients and patients with a prior history of peptic ulcer disease and/or GI bleeding are at greater risk for serious GI events. 27

Important Safety Information (cont) CONTRAINDICATIONS ANJESO is contraindicated in patients with: • Known hypersensitivity (eg, anaphylactic reactions and serious skin reactions) to meloxicam or any components of the drug product. • History of asthma, urticaria, or other allergic-type reactions after taking aspirin or other NSAIDs. • In the setting of coronary artery bypass graft (CABG) surgery. • Moderate to severe renal insufficiency patients who are at risk for renal failure due to volume depletion. WARNINGS AND PRECAUTIONS Hepatotoxicity: Elevations of ALT or AST have been reported in patients with NSAIDs. In addition, rare, sometimes fatal, cases of severe hepatic injury including fulminant hepatitis, liver necrosis, and hepatic failure have been reported. Inform patients of warning signs and symptoms of hepatotoxicity. Discontinue ANJESO immediately if abnormal liver tests persist or worsen or if clinical signs and symptoms of liver disease develop. Hypertension: NSAIDs including ANJESO can lead to new onset of hypertension or worsening of preexisting hypertension, which may contribute to the increased incidence of cardiovascular (CV) events. Patients taking some antihypertensive medications may have impaired response to these therapies when taking NSAIDs. Monitor blood pressure. Heart Failure and Edema: NSAID use increased the risk of myocardial infarction (MI), hospitalization for heart failure, and death. Avoid use of ANJESO in patients with severe heart failure unless benefits are expected to outweigh risk of worsening heart failure. If ANJESO is used in patients with severe heart failure, monitor patients for signs of worsening heart failure. 28Important Safety Information (cont) CONTRAINDICATIONS ANJESO is contraindicated in patients with: • Known hypersensitivity (eg, anaphylactic reactions and serious skin reactions) to meloxicam or any components of the drug product. • History of asthma, urticaria, or other allergic-type reactions after taking aspirin or other NSAIDs. • In the setting of coronary artery bypass graft (CABG) surgery. • Moderate to severe renal insufficiency patients who are at risk for renal failure due to volume depletion. WARNINGS AND PRECAUTIONS Hepatotoxicity: Elevations of ALT or AST have been reported in patients with NSAIDs. In addition, rare, sometimes fatal, cases of severe hepatic injury including fulminant hepatitis, liver necrosis, and hepatic failure have been reported. Inform patients of warning signs and symptoms of hepatotoxicity. Discontinue ANJESO immediately if abnormal liver tests persist or worsen or if clinical signs and symptoms of liver disease develop. Hypertension: NSAIDs including ANJESO can lead to new onset of hypertension or worsening of preexisting hypertension, which may contribute to the increased incidence of cardiovascular (CV) events. Patients taking some antihypertensive medications may have impaired response to these therapies when taking NSAIDs. Monitor blood pressure. Heart Failure and Edema: NSAID use increased the risk of myocardial infarction (MI), hospitalization for heart failure, and death. Avoid use of ANJESO in patients with severe heart failure unless benefits are expected to outweigh risk of worsening heart failure. If ANJESO is used in patients with severe heart failure, monitor patients for signs of worsening heart failure. 28

Important Safety Information (cont) Post MI Patients: Avoid the use of ANJESO in patients with recent MI unless the benefits are expected to outweigh the risk of recurrent CV thrombotic events. If ANJESO is used in these patients, monitor for signs of cardiac ischemia. Renal Toxicity: Long-term administration of NSAIDs has resulted in renal papillary necrosis, renal insufficiency, acute renal failure, and other renal injury. ANJESO is not recommended in patients with moderate to severe renal insufficiency and is contraindicated in patients with moderate to severe renal insufficiency who are at risk for renal failure due to volume depletion. Correct volume status in dehydrated or hypovolemic patients prior to initiating ANJESO. Monitor renal function in patients with renal or hepatic impairment, heart failure, dehydration, or hypovolemia. Avoid use of ANJESO in patients with advanced renal disease unless benefits are expected to outweigh risk of worsening renal function. If ANJESO is used in patients with advanced renal disease, monitor patients for signs of worsening renal function. Anaphylactic Reactions: Meloxicam has been associated with anaphylactic reactions in patients with and without known hypersensitivity to meloxicam and in patients with aspirin-sensitive asthma. Seek emergency help if an anaphylactic reaction occurs. Exacerbation of Asthma Related to Aspirin Sensitivity: ANJESO is contraindicated in patients with aspirin-sensitive asthma. Monitor patients with preexisting asthma (without aspirin sensitivity). Serious Skin Reactions: NSAIDs, including ANJESO, can cause serious skin reactions, including exfoliative dermatitis, Stevens-Johnson Syndrome (SJS), and toxic epidermal necrolysis (TEN), which can be fatal and can occur without warning. Discontinue ANJESO at first appearance of skin rash or other signs of hypersensitivity. Hematologic Toxicity: Anemia has occurred in NSAID-treated patients. Monitor hemoglobin or hematocrit in patients with any signs or symptoms of anemia. NSAIDs, including ANJESO, may increase the risk of bleeding events. Monitor patients for signs of bleeding. 29Important Safety Information (cont) Post MI Patients: Avoid the use of ANJESO in patients with recent MI unless the benefits are expected to outweigh the risk of recurrent CV thrombotic events. If ANJESO is used in these patients, monitor for signs of cardiac ischemia. Renal Toxicity: Long-term administration of NSAIDs has resulted in renal papillary necrosis, renal insufficiency, acute renal failure, and other renal injury. ANJESO is not recommended in patients with moderate to severe renal insufficiency and is contraindicated in patients with moderate to severe renal insufficiency who are at risk for renal failure due to volume depletion. Correct volume status in dehydrated or hypovolemic patients prior to initiating ANJESO. Monitor renal function in patients with renal or hepatic impairment, heart failure, dehydration, or hypovolemia. Avoid use of ANJESO in patients with advanced renal disease unless benefits are expected to outweigh risk of worsening renal function. If ANJESO is used in patients with advanced renal disease, monitor patients for signs of worsening renal function. Anaphylactic Reactions: Meloxicam has been associated with anaphylactic reactions in patients with and without known hypersensitivity to meloxicam and in patients with aspirin-sensitive asthma. Seek emergency help if an anaphylactic reaction occurs. Exacerbation of Asthma Related to Aspirin Sensitivity: ANJESO is contraindicated in patients with aspirin-sensitive asthma. Monitor patients with preexisting asthma (without aspirin sensitivity). Serious Skin Reactions: NSAIDs, including ANJESO, can cause serious skin reactions, including exfoliative dermatitis, Stevens-Johnson Syndrome (SJS), and toxic epidermal necrolysis (TEN), which can be fatal and can occur without warning. Discontinue ANJESO at first appearance of skin rash or other signs of hypersensitivity. Hematologic Toxicity: Anemia has occurred in NSAID-treated patients. Monitor hemoglobin or hematocrit in patients with any signs or symptoms of anemia. NSAIDs, including ANJESO, may increase the risk of bleeding events. Monitor patients for signs of bleeding. 29

Important Safety Information (cont) DRUG INTERACTIONS Drugs That Interfere With Hemostasis (eg, warfarin, aspirin, SSRIs/SNRIs): Monitor patients for bleeding who are concomitantly taking ANJESO with drugs that interfere with hemostasis. Concomitant use of ANJESO and analgesic doses of aspirin is not generally recommended. Angiotensin Converting Enzyme (ACE) Inhibitors, Angiotensin Receptor Blockers (ARB), or Beta-Blockers: Concomitant use with ANJESO may diminish the antihypertensive effect of these drugs. Monitor blood pressure. ACE Inhibitors and ARBs: Concomitant use with ANJESO in elderly, volume depleted, or those with renal impairment may result in deterioration of renal function. In such high-risk patients, monitor for signs of worsening renal function. Diuretics: NSAIDs can reduce natriuretic effect of furosemide and thiazide diuretics. Monitor patients to ensure diuretic efficacy including antihypertensive effects. ADVERSE REACTIONS The most common adverse reactions in controlled clinical trials occurring in ≥2% of patients treated with ANJESO and at a greater frequency than placebo included: constipation, gamma-glutamyl transferase increased and anemia. USE IN SPECIFIC POPULATIONS Pregnancy: Use of NSAIDs during the third trimester of pregnancy increases the risk of premature closure of the fetal ductus arteriosus. Avoid use of NSAIDs in pregnant women starting at 30 weeks gestation. Infertility: NSAIDs are associated with reversible infertility. Consider withdrawal of ANJESO in women who have trouble conceiving. Please see full Prescribing Information, including Boxed Warning, at www.baudaxbio.com. 30Important Safety Information (cont) DRUG INTERACTIONS Drugs That Interfere With Hemostasis (eg, warfarin, aspirin, SSRIs/SNRIs): Monitor patients for bleeding who are concomitantly taking ANJESO with drugs that interfere with hemostasis. Concomitant use of ANJESO and analgesic doses of aspirin is not generally recommended. Angiotensin Converting Enzyme (ACE) Inhibitors, Angiotensin Receptor Blockers (ARB), or Beta-Blockers: Concomitant use with ANJESO may diminish the antihypertensive effect of these drugs. Monitor blood pressure. ACE Inhibitors and ARBs: Concomitant use with ANJESO in elderly, volume depleted, or those with renal impairment may result in deterioration of renal function. In such high-risk patients, monitor for signs of worsening renal function. Diuretics: NSAIDs can reduce natriuretic effect of furosemide and thiazide diuretics. Monitor patients to ensure diuretic efficacy including antihypertensive effects. ADVERSE REACTIONS The most common adverse reactions in controlled clinical trials occurring in ≥2% of patients treated with ANJESO and at a greater frequency than placebo included: constipation, gamma-glutamyl transferase increased and anemia. USE IN SPECIFIC POPULATIONS Pregnancy: Use of NSAIDs during the third trimester of pregnancy increases the risk of premature closure of the fetal ductus arteriosus. Avoid use of NSAIDs in pregnant women starting at 30 weeks gestation. Infertility: NSAIDs are associated with reversible infertility. Consider withdrawal of ANJESO in women who have trouble conceiving. Please see full Prescribing Information, including Boxed Warning, at www.baudaxbio.com. 30

APPENDIX: Additional information for ANJESO® January 2021 31APPENDIX: Additional information for ANJESO® January 2021 31

Wholesale Acquisition Cost: ANJESO and Other Non-Opioids



Anjeso
(meloxicam) injection
$94.00
$9.84
$47.37
$78.60
$94.74
$142.11
$173.84
$334.18
IV Ketorolac (per day)
Ofirmev (per dose)
Caldolor (4X dose)
Ofirmev (2X dose)
Ofirmev (3X dose)
Ofirmev (4X dose)
Exparel (per dose)
Note: For illustration only. Not drawn to scale

Strong Economic Evidence Available at Launch

- **Economic Analysis** of two Phase 3b studies completed with positive data available
- **Budget Impact & Cost Effectiveness Models** to address ANJESO cost effectiveness vs. other IV analgesics
- **Retrospective Analyses** of claims database that models real-world AE rates and costs

Source: Wholesale Acquisition Cost Prices from Red Book accessed August 2020, which may not represent a customer's cost. Price per day equals dosing schedule times price per dose. Dosing schedule according to product prescribing information for 24-hour coverage. Generic ketorolac has multiple manufacturers, price reflects the lowest manufacturer WAC.

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

32

Surgical Setting Coding and Reimbursement

Hospital Inpatient

Medicare
- Use J3490
- Reimbursement bundled into DRG payment

Commercial
- Use J3490
- Bundled and part of a case rate

Hospital Outpatient

Medicare
- Unique Code, C9059 (Injection, Meloxicam 1mg)
- Reimbursed at 80% of 95% of AWP

Commercial
- Permanent J-code J1738 effective 10/1/2020
- May be bundled with procedure or separately reimbursed based on the facility contract

Ambulatory Surgery Centers

Medicare
- Unique Code, C9059 (Injection, Meloxicam 1mg)
- Reimbursed at 80% of 95% of AWP

Commercial
- Permanent J-code J1738 effective 10/1/2020
- May be bundled with procedure or separately reimbursed based on the facility contract

AWP=average wholesale price; DRG=diagnosis related group.

Permanent J-code J1738 "Injection, meloxicam, 1 mg" effective 10/1/2020 and replaced all other codes

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

33

Appendix: COVID-19 Backdrop IQVIA Monitoring the Impact of COVID-19 on the Pharmaceutical Market Published December 18, 2020; Data week ending December 4, 2020 34Appendix: COVID-19 Backdrop IQVIA Monitoring the Impact of COVID-19 on the Pharmaceutical Market Published December 18, 2020; Data week ending December 4, 2020 34

Elective Procedures: Weekly Year over Year Comparison for Selected Procedure Types



GI
Year over Year %
20%
0%
-20%
-40%
-60%
10-23
10-30
11-06
11-13
11-20
11-27
12-04
FEMORAL HERNIA
AB WALL HERNIA
INGUINAL HERNIA
COLONOSCOPY
BARIATRIC
CARDIAC
20%
0%
-20%
-40%
-60%
-80%
10-23
10-30
11-06
11-13
11-20
11-27
12-04
ABLATION
BYPASS VALVE
PACEMAKER
PTCA/PCI
REPAIR
OTHER
Year over Year %
0%
-20%
-40%
-60%
-80%
10-23
10-30
11-06
11-13
11-20
11-27
12-04
PROSTATECTOMY
HYSTERECTOMY
BREAST RECON
CATARACTS
ORTHOPEDIC
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
10-23
10-30
11-06
11-13
11-20
11-27
12-04
ROTATOR CUFF
KNEE REP
HIP REP

Baudax BIO

Source: IQVIA: Medical Claims Data Analysis, 2020; Latest Week: W/E 12/04/2020 vs. W/E 12/06/2019; Elective procedures based on IQVIA custom analysis; Data includes claims from inpatient and outpatient sites of care. Latest two weeks are estimates using a recency data factor that is adjusted out as all claims are received.

35

COVID-19 National Overview Total National Case Count 16,756,581 Case Count Weekly % Growth 2.5% Top State Cases/100K (last 7 days) 140 129.4 120 98 93.7 92.9 100 90.6 Cases in the last 7 80 days per 100K 0-23.7 60 31.8-46.3 40 47.3-58.2 59.9-68.9 20 70.4-82.6 0 Indiana Arizona Rhode Island Oklahoma Tennessee 83.6-129.4 Source: COVID-19 cases data: https://covid.cdc.gov/covid-data-tracker/ *1.49M Cases in week ending 12/16; COVID-19 Market Impact published by IQVIA on 12/18/2020 2 36COVID-19 National Overview Total National Case Count 16,756,581 Case Count Weekly % Growth 2.5% Top State Cases/100K (last 7 days) 140 129.4 120 98 93.7 92.9 100 90.6 Cases in the last 7 80 days per 100K 0-23.7 60 31.8-46.3 40 47.3-58.2 59.9-68.9 20 70.4-82.6 0 Indiana Arizona Rhode Island Oklahoma Tennessee 83.6-129.4 Source: COVID-19 cases data: https://covid.cdc.gov/covid-data-tracker/ *1.49M Cases in week ending 12/16; COVID-19 Market Impact published by IQVIA on 12/18/2020 2 36